UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2016
________________________________________________________

________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below in Item 5.02 regarding the PSU Agreement and SOP Agreement (each, as defined below) is incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 16, 2014, subject to the execution of the Award Agreements (as defined herein), which occurred on March 25, 2016, the Compensation Committee of the board of directors of Platform Specialty Products Corporation ("Platform") granted equity compensation awards to Platform's Chief Executive Officer, Chief Financial Officer and other current named executive officers of Platform (collectively, the "Executives") pursuant to the Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan, as it may be amended from time to time (the “2013 Plan”). The types of awards that were granted are performance-based restricted stock units ("PSUs"), time-based restricted stock units ("RSUs") and non-qualified stock options ("SOPs," and together with the PRSUs and RSUs, the "Awards") as indicated below (expressed as the target number of shares subject to such awards):

Name	Title	PSUs	RSUs	SOPs
Rakesh Sachdev	Chief Executive Officer	188,679	94,340	183,824
Sanjiv Khattri	Chief Financial Officer	47,170	23,585	45,956
John L. Cordani	VP - Legal and Secretary	12,579	6,289	12,255
Robert L. Worshek	Chief Accounting Officer	12,642	6,226	N/A
Frank J. Monteiro	Former Chief Financial Officer	29,497	14,528	N/A
Mr. Sachdev's and Khattri's Awards were granted pursuant to the terms and conditions of their respective employment agreements filed with the Securities and Exchange Commission (the "SEC") of December 16, 2015 and August 18, 2015, respectively.
The Awards to the Executives were made pursuant to the terms and conditions of a Restricted Stock Unit Agreement (the "RSU Agreement), a new Performance-based Restricted Stock Unit Award Agreement (the "PSU Agreement") and a new Non-Qualified Stock Option Agreement (the "SOP Agreement," and together with the RSU Agreement and the PSU Agreement, the "Award Agreements"), as applicable.
On March 25, 2016, each Executive entered into a RSU Agreement with Platform with respect to their respective RSU grants pursuant to the Plan. Each RSU represents a contingent right to receive one (1) share of Platform's common stock. A form of RSU Agreement was filed as Exhibit 10.11 to Platform's Registration Statement on Form S-4 filed with the SEC on January 2, 2014, which form is incorporated herein by reference. A description of the material terms of each of the new PSU Agreement and SOP Agreement is included below.
PSU Agreement
On March 25, 2016, each Executive entered into a PSU Agreement with Platform with respect to their respective PSU grants pursuant to the Plan. Each PSU represents a contingent right to receive one (1) share of Platform's common stock. The PSUs will be earned and vested over a three-year performance period upon achievement of Platform's (i) return on invested capital (“ROIC”), multiplied by the applicable ROIC modifier, as measured from January 1, 2016 to December 31, 2018, and (ii) annual compound total shareholder return (“TSR”), multiplied by the applicable TSR modifier, as measured from March 16, 2016 to March 15, 2019. For such purposes, TSR means the percentage change in the price of Platform's shares of common stock based on a thirty (30) calendar-day average up to each such date. The PSUs may, in certain circumstances, become immediately vested as of the date of a change in control of Platform.

SOP Agreement
On March 25, 2016, each Executive who received a SOP grant under the Plan entered into a PSU Agreement with Platform with respect to their respective SOP awards. The stock options were granted at an exercise price equal to the fair market value of Platform's shares of common stock on the day prior to the grant date (March 16, 2016), which options expire in ten years and vest annually on a pro rata basis with 1/3 of the shares vesting on March 16 over three years, subject to the Executive's continuous service as of each such date. The shares subject to the stock option may, in certain circumstances, become immediately vested as of the date of a change in control of Platform.
The descriptions of the PSU Agreement and the SOP Agreement contained herein are not intended to be complete and are qualified in their entirety by reference to the full texts of the PSU Agreement and the SOP Agreement, forms of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. The Award Agreements are also qualified in their entirety by reference to the full text of the 2013 Plan, a summary of which was included in Proposal 4 in Platform’s definitive proxy statement filed with the SEC on April 25, 2014, and a copy of which was filed as Appendix A to such definitive proxy statement. Both the summary and copy of the 2013 Plan are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
10.1
Form of Restricted Stock Unit Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Exhibit 10.11 to Platform’s Registration Statement on Form S-4 filed on January 2, 2014, and incorporated herein by reference)

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan
10.3	Form of Non-Qualified Stock Option Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
March 25, 2016 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
10.1
Form of Restricted Stock Unit Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Exhibit 10.11 to Platform’s Registration Statement on Form S-4 filed on January 2, 2014, and incorporated herein by reference)

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan
10.3	Form of Non-Qualified Stock Option Agreement – Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan